Fees Summary	Jan. 23, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 44,685,000.00
Previously Paid Amount	0.00
Total Fee Amount	6,171.00
Total Offset Amount	6,171.00
Net Fee	$ 0.00